UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 26, 2013

AS SEEN ON TV, INC.
(Exact name of registrant as specified in its charter)
Florida	000-53539	80-0149096
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14044 Icot Boulevard Clearwater, Florida 33760 (Address of principal executive offices) (Zip Code) (727) 288-2738 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

In compliance with Regulation FD, the Company is releasing information that the Company intends on providing to its shareholders. The information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits.

As described in Item 7.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

99.1	Letter from Ronald C. Pruett, Jr. to Shareholders dated August 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

As Seen On TV, Inc.

By:	/s/ Ronald C. Pruett, Jr.
Ronald C. Pruett, Jr.
Chief Executive Officer

Date: August 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Ronald C. Pruett, Jr. to Shareholders dated August 26, 2013.

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